The Goldman Sachs Group, Inc.


                                 Common Stock
                          (par value $.01 per share)




                            Underwriting Agreement
                    ---------------------------------------



                                                               January 7, 2002


Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

          Certain stockholders of The Goldman Sachs Group, Inc., a Delaware corporation (the "Company"), named in Schedule II hereto (the "Selling Stockholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 14,125,724 shares (the "Shares") of common stock, par value $.01 per share ("Stock"), of the Company. The Estate of Bernice Pauahi Bishop is joining in and consenting to the sale of Stock by Kamehameha Activities Association, and for the purposes of Sections 1(b) and (2), the introductory paragraph to Section 7, and Sections 7(d), 7(e), 7(k), 9, 10, 11, and 12 and the first paragraph following Section 15 only, all references to a Selling Stockholder shall include Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop, jointly as if they were one Selling Stockholder. Without limiting the generality of the foregoing, the Estate of Bernice Pauahi Bishop intends to and hereby agrees to sell, pursuant to Section 2 hereof, all of its interest, if any, in the Shares to be sold by Kamehameha Activities Association.

          1. a. The Company represents and warrants to, and agrees with the Underwriters that:

               i. A registration statement on Form S-3 (File No. 333-74004) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became or will become effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission

          (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule-424(b) under the Act in accordance with Section-5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
          Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement);

               ii. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

               iii. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the

          Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

               iv. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects, to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

               v. Neither the Company nor any of its subsidiaries (the "Significant Subsidiaries") that are listed or that are required to be listed in Exhibit 21.1 to the Company's Annual Report on Form 10-K for the fiscal year ended November 24, 2000 (the "2000 Annual Report") has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

               vi. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

               vii. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each corporate subsidiary of the Company that is a Significant Subsidiary (a "Corporate Significant Subsidiary"), each partnership subsidiary of the Company in which the Company or one of its subsidiaries is a general partner that is a Significant Subsidiary (a "Partnership Significant Subsidiary"), each unlimited liability company subsidiary of the Company that is a Significant Subsidiary (a "ULLC Significant Subsidiary") and each limited liability company in which the Company or one of its subsidiaries is a managing member that is a Significant Subsidiary (an "LLC Significant Subsidiary") has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership, unlimited liability company or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, with the power (corporate, partnership, unlimited liability company or limited liability company, as the case may be) and authority to own its properties and conduct its business as described in the Prospectus;

               viii. The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company, including the Shares, have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the capital stock contained in the Prospectus; all of the issued shares of capital stock of each Corporate Significant Subsidiary, all of the issued shares of each ULLC Significant Subsidiary and all of the membership interests in each LLC Significant Subsidiary have been duly and validly authorized and issued, are fully paid and, in the case of any Corporate Significant Subsidiaries and LLC Significant Subsidiaries, are non-assessable and (except for (A) directors' qualifying shares and (B) 50% of the interests in Goldman Sachs Holdings L.L.C.) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and all of the partnership interests in each Partnership Significant Subsidiary have been duly and validly created and (except for interests in Goldman Sachs
          Mitsui Marine Derivative Products, L.P.) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               ix. The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or the organizational documents of any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required to be obtained or made by the Company for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

               x. Neither the Company nor any of its Significant Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

               xi. The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the securities described therein, and in the Prospectus as amended or supplemented through the Time of Delivery under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

               xii. Other than as set forth in the Prospectus as amended or supplemented through the Time of Delivery, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               xiii. The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

               xiv. The Company and its Significant Subsidiaries possess all concessions, permits, licenses, consents, exceptions, franchises, authorizations, orders, registrations and qualifications issued by the appropriate Federal, state and foreign governments, governmental or regulatory authorities, self-regulatory organizations and all courts or other tribunals, and are members in good standing of each Federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization necessary to conduct their respective businesses as described in the Prospectus, except as would not, individually or in the aggregate, have a material adverse effect on the prospects, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and

               xv. PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries and SLK LLC and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

          b. Each of the Selling Stockholders, severally and not jointly, represents and warrants to, and agrees with, the Underwriters and the Company that:

               i. No consent, approval, authorization or order of, or filing with, any governmental agency or body or any other person is required for the execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement, in each case, referred to in clause (vii) below, the sale of the Shares to be sold by such Selling Stockholder or the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement, except that such Selling Stockholder may need to file an amendment to any report on Schedule 13D relating to the Company previously filed by such Selling Stockholder and except the registration under the Act of the Shares, which has been made, and such as may be required under state securities or Blue Sky laws, which consents, approvals, authorizations, orders and filings are the only consents, approvals, authorizations, orders and filings necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

               ii. The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject; nor will such action result in any violation of the provisions of the certificate of incorporation, by-laws or other organizational or constituent documents of such Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

               iii. Such Selling Stockholder has, and immediately prior to the Time of Delivery such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims, and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriters;

               iv. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

               v. In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the Time of Delivery a properly completed and executed United States Treasury Department Form W-8BEN, W-8IMY or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

               vi. To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (information furnished by Kamehameha Activities Association to the Company for this purpose shall include any information provided to the Company by the Estate of Bernice Pauahi Bishop to the extent set forth in Section 8(b));

               vii. The Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Non-ERISA Domestic Custody Agreement, dated May 7, 1999, together with Instructions to Custodian, in each case, in the form heretofore furnished to you (the "Custody Agreement"), duly authorized, executed and delivered by such Selling Stockholder to The Chase Manhattan Bank, as custodian (the "Custodian"); such Selling Stockholder has duly authorized, executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and such Selling Stockholder (in the case of Kamehameha Activities Association, jointly with the Estate of Bernice Pauahi Bishop) has duly authorized, executed and delivered this Agreement; and

               viii. The Shares held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters under this Agreement; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether, in the case of an estate or trust, by the death, disability, incompetency or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any executor or trustee should die or become disabled, incompetent or incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, the Shares to be sold by such Selling Stockholder hereunder shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Custody Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, disability, incompetency, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, disability, incompetency, incapacity, termination, dissolution or other event.

          2. Subject to the terms and conditions herein set forth, each of the Selling Stockholders, severally and not jointly (except that Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop are acting jointly), agrees to sell to the Underwriters, and Underwriters agree to purchase from each of the Selling Stockholders, at the purchase price per share of $91.605, the number of Shares set forth opposite the name of such Selling Stockholder on Schedule II.

          3. Upon the authorization by you of the release of the Shares, the Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented through the Time of Delivery.

          4.   a.   The Shares, in definitive form and in such authorized
denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty- eight hours' prior notice to the Selling Stockholders, shall be delivered by or on behalf of the Selling Stockholders to Goldman, Sachs & Co., including, at the option of Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor (net of expenses in the amount of $552,679 to be paid by the Selling Stockholders at the Time of Delivery pursuant to Section 6) by wire transfer of Federal (same-day) funds to the account specified to Goldman, Sachs & Co. by the Custodian upon at least forty-eight hours' prior notice. Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop agree that Kamehameha Activities Association will receive payment for the Shares to be sold jointly by them. The Selling Stockholders will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on January 10, 2002 or such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Shares is herein called the "Time of Delivery".

          b. The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(k) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, N.Y. 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:30 p.m., New York City time, on the second New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday,

Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

          5.  The Company agrees with the Underwriters:

          a. To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Time of Delivery (other than any amendment or supplement effected through the filing of a report under the Exchange Act) which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          b. Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; and to comply with all applicable securities and other laws, rules and regulations in each such jurisdiction;

          c. Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus, to notify you and upon your request to file such document and to prepare and furnish without charge to the

Underwriters and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriters are required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of the Underwriters, to prepare and deliver to the Underwriters as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          d. To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Act);

          e. To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

          f. During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders generally, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and

          g. If the Company elects to rely upon Rule 462(b) under the Act, to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing to either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

          6. The Company and each of the Selling Stockholders covenant and agree with one another and with the Underwriters that each Selling Stockholder will pay or cause to be paid the following in proportion to the number of Shares sold by such Selling Stockholder: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, closing documents

(including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) the filing fees incident to, and the fees and disbursements of counsel in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (iv) the cost and charges of any transfer agent or registrar; (v) all expenses and taxes (domestic and foreign) incident to the sale and delivery of the Shares by such Selling Stockholder to the Underwriters; (vi) any fees and expenses of counsel for such Selling Stockholder and (vii) all transfer taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder. The Selling Stockholders agree that the expenses set forth in the preceding sentence (other than the expenses of Bowne & Co., Inc., which the Selling Stockholders jointly and severally agree they will pay directly) will be deducted from the purchase price for the Shares paid by or on behalf of the Underwriters at the Time of Delivery. In connection with clause (vii) of the first sentence of this Section 6, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and the Selling Stockholders agree to reimburse Goldman, Sachs & Co. for associated carrying costs in proportion to the number of Shares sold if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 8 and 10 hereof, the Underwriters will pay all of their own costs and expenses, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters, as to the Shares to be delivered at the Time of Delivery, shall be subject, in the discretion of the Underwriters, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed and the following additional conditions:

          a. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters;

          b. Cravath, Swaine & Moore, special counsel for SMBC Capital Markets, Inc., as indicated in Schedule II hereto, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(a) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

               i. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder;

               ii. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder, except the registration under the Act of such Shares, which has been duly obtained and is in full force and effect, the filing of an amendment to such Selling Stockholder's Schedule 13D with respect to the Company and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters;

               iii. Upon delivery of the Shares (within the meaning of Section 8-301 of the Uniform Commercial Code) to the Underwriters at the Time of Delivery, payment therefor by the Underwriters, as provided for herein, and registration of the certificates representing the Shares as instructed by the Underwriters, the Underwriters will be protected purchasers (within the meaning of Section 8-303 of the Uniform Commercial Code) of the Shares and will acquire all rights of such Selling Stockholder in the Shares free of any adverse claims (as defined in Section 8-102(a)(1) of the Uniform Commercial Code), assuming that the Underwriters are acting without notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code); and

               iv. A Power of Attorney and Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder in accordance with their terms.

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware;

          c. Robert A. Rabbino, counsel to SMBC Capital Markets, Inc., as indicated in Schedule II hereto, shall have furnished to you his written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

               i. The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the organizational documents of such Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

               ii. Immediately prior to the Time of Delivery, such Selling Stockholder had good and valid title to the Shares to be sold by such Selling Stockholder, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver such Shares under this Agreement;
          and

               iii. A Power of Attorney and Custody Agreement have been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder in accordance with their terms.

          In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware and in rendering the opinion in subparagraph (ii) such counsel may rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Shares sold by such Selling Stockholder hereunder, provided that such counsel shall state that he believes that you and he are justified in relying upon such certificate;

          d. Cravath, Swaine & Moore, special counsel for Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop, acting jointly as if they were one Selling Stockholder, as indicated in Schedule II hereto, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

               i. This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder;

               ii. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder, except the registration under the Act of such Shares, which has been duly obtained and is in full force and effect, the filing of an amendment to such Selling Stockholder's Schedule 13D with respect to the Company and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters;

               iii. Upon delivery of the Shares (within the meaning of Section 8-301 of the Uniform Commercial Code) to the Underwriters at the Time of Delivery, payment therefor by the Underwriters, as provided for herein, and registration of the certificates representing the Shares as instructed by the Underwriters, the Underwriters will be protected purchasers (within the meaning of Section 8-303 of the Uniform Commercial Code) of the Shares and will acquire all rights of such Selling Stockholder in the Shares free of any adverse claims (as defined in Section 8-102(a)(1) of the Uniform Commercial Code), assuming that the Underwriters are acting without notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code); and

               iv. A Power of Attorney and Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder in accordance with their terms.

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States and the laws of the State of New York. Such counsel may also state that as to matters of law of the State of Hawaii, such counsel has relied on the opinion to you referred to in Section 7(e) below;

          e. Cades Schutte Fleming & Wright A Limited Liability Law Company, counsel for Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop, acting jointly as if they were one Selling Stockholder, as indicated in Schedule II hereto, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

               i. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder; and the sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of the terms or provisions of, or constitute a default under, (i) the organizational or constituent documents of such Selling Stockholder, (ii) any statute, rule or regulation of any Hawaii governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder,
          (iii) to such counsel's knowledge, after due inquiry of such Selling Stockholder, any order of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, or (iv) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Kamehameha Activities Association is a party or by which Kamehameha Activities Association is bound, or to which any of the property or assets of Kamehameha Activities Association is subject as identified to such counsel by an officer of Kamehameha Activities Association as being all agreements or instruments that relate to over $1,000,000 of indebtedness or contain any limitation or restriction on transfers of securities by Kamehameha Activities Association;

               ii. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement to be taken by such Selling Stockholder in connection with the Shares to be sold by such Selling Stockholder hereunder, except such as may be required under Hawaii securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters;

               iii. Immediately prior to the sale of the Shares to be sold by such Selling Stockholder under this Agreement, such Selling Stockholder was the record and beneficial owner of such Shares to be sold at the Time of Delivery, free and clear, to such counsel's knowledge, of adverse claims;

               iv. Assuming that the Shares to be sold by such Selling Stockholder and the certificate(s) therefor have been delivered to the Underwriters, registered in the names of the Underwriters (upon registration of transfer), or indorsed to the Underwriters or in blank, and the Underwriters acquire their interests in such Shares without notice of any adverse claim (within the meaning of section 8-105 of the Uniform Commercial Code), the Underwriters will acquire record and beneficial ownership of such Shares free and clear of adverse claims;

               v. Such Selling Stockholder has the power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder under this Agreement; and

               vi. A Power of Attorney and, in the case of Kamehameha Activities Association, a Custody Agreement have been duly authorized, executed and delivered by such Selling Stockholder and the Power of Attorney constitutes a valid and binding instrument of such Selling Stockholder in accordance with its terms subject to revocation upon written notice.

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of Hawaii and in rendering the opinion in subparagraph (iii) such counsel may rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Shares sold by such Selling Stockholder, provided that such counsel shall state that they believe that you and they are justified in relying upon such certificate. In addition, such counsel may also state that as to all matters of the laws of the State of New York, such counsel is relying on the opinion to you referred to in Section 7(d) hereof;

          f. (i) Neither the Company nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any material change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or
(ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

          g. On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and
(ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

          h. On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          i. The Shares to be sold by the Selling Stockholders at the Time of Delivery shall have been duly listed on the New York Stock Exchange;

          j.  The Company shall have complied with the provisions of
Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

          k. The Company shall have furnished or caused to be furnished to you, and the Selling Stockholders shall have furnished to you, at the Time of Delivery, certificates of officers of the Company and of the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of the Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section, and as to such other matters as you may reasonably request.

          8. (a) The Company will indemnify and hold harmless the Underwriters against any losses, claims, damages or liabilities, joint or several, to which the Underwriters may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Goldman, Sachs & Co. expressly for use therein.

          b. Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Underwriters against any losses, claims, damages or liabilities, joint or several, to which the Underwriters may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and will reimburse the Underwriters for any legal or other expenses reasonably incurred by the Underwriters in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Goldman, Sachs & Co. expressly for use therein; provided, further, that the liability of a Selling Stockholder pursuant to this subsection (b) shall not exceed the amount of net proceeds received by such Selling Stockholder from the sale of its Shares pursuant to this Agreement. For the purposes of this Section 8(b), written information furnished to the Company by Kamehameha Activities Association expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto shall be deemed to include any written information furnished to the Company by the Estate of Bernice Pauahi Bishop for use in any of the foregoing.

          c. The Underwriters will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Goldman, Sachs & Co. expressly for use therein;
and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

          d.  Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this Section 8 (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          e. If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders taken together on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders taken together on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus, and for purposes of the allocation of benefits under this sentence the Company shall be deemed to have received all of the benefits received by the Selling Stockholders. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and no Selling Stockholder shall be required to contribute an amount that, together with any other payments made pursuant to this Section 8, exceeds the net proceeds received by such Selling Stockholder from the sale of its Shares pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          f. The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

          9. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person of the Underwriters, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

          Anything herein to the contrary notwithstanding, the indemnity agreements of the Company in subsection (a) of Section 8 hereof, the representations and warranties in subsections (a)(ii), (a)(iii) and (a)(iv) of
Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person of the Underwriters who is a director or officer who signed the Registration Statement or controlling person of the Company when the Registration Statement became effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          10. If for any reason any Shares are not delivered by or on behalf of any Selling Stockholder as provided herein, then such Selling Stockholder will reimburse the Underwriters for all of their out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered by such Selling Stockholder, but the Company and the Selling Stockholders shall then be under no further liability to the Underwriters in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

          11. In all dealings hereunder with any Selling Stockholder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          12. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or the Underwriters, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriters shall be deemed a successor or assign by reason merely of such purchase.

          13. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon the acceptance here of by the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among the Underwriters, the Company and each of the Selling Stockholders.



                                       Very truly yours,

                                       The Goldman Sachs Group, Inc.

                                       By:/s/ Esta Stecher
                                          --------------------------------------
                                          Name:   Esta Stecher
                                          Title:  General Counsel and Managing
                                                  Director


                                       SMBC Capital Markets, Inc.

                                       By:/s/ Naoyuki Kawamoto
                                          --------------------------------------
                                           Name:  Naoyuki Kawamoto
                                           Title: Chairman


                                       Kamehameha Activities Association

                                       By:/s/  Wallace G. K. Chin
                                          --------------------------------------
                                           Name:  Wallace G. K. Chin
                                           Title: President


                                       The Trustees of the Estate of Bernice
                                       Pauahi Bishop

                                          /s/ Diane Joyce Plotts
                                          --------------------------------------

                                          /s/ Constance Hee Lau
                                          --------------------------------------

                                          /s/ James Douglas Keauhou Ing
                                          --------------------------------------



Accepted as of the date hereof:


/s/ Goldman, Sachs & Co.
---------------------------------------
         (Goldman, Sachs & Co.)

                                  SCHEDULE I



                                                                  Total Number
                                                                    of Shares
                              Underwriters                       to be Purchased
                              ------------                       ---------------
Goldman, Sachs & Co...........................................      14,125,724

                                  SCHEDULE II



                                                                 Total Number
                                                                  of Shares
                        Selling Stockholder                       To Be Sold
                        -------------------                       ----------

SMBC Capital Markets, Inc. (1)                                     8,670,527

Kamehameha Activities Association and the Estate of
Bernice Pauahi Bishop (2)                                          5,455,197

          (1) This Selling Stockholder, 277 Park Avenue, New York, New York 10172, is represented by Cravath, Swaine & Moore, Worldwide Plaza, 825 Eight Avenue, New York, New York 10019, as to matters of the Federal law of the United States and the laws of the State of New York, and Robert A. Rabbino, Esq., General Counsel, USA, Sumitomo Mitsui Banking Corporation, 277 Park Avenue, New York, New York 10172, and has appointed Henry M. Paulson, Jr., Robert J. Hurst, John A. Thain and John L. Thornton, and each of them, as the Attorney-in-Fact for the Selling Stockholder.

          (2) This Selling Stockholder, 567 South King Street, Suite 150, Honolulu, Hawaii 96813, is represented by Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019, as to matters of the Federal law of the United States and the laws of the State of New York, and Cades Schutte Fleming & Wright A Limited Liability Law Company, 1000 Bishop Street, Honolulu, Hawaii 96813, as to matters of the laws of the State of Hawaii, and has appointed Henry M. Paulson, Jr., Robert J. Hurst, John A. Thain and John L. Thornton, and each of them, as the Attorney-in-Fact for the Selling Stockholder.